                                                                   EXHIBIT 10.49

                              INFOCURE CORPORATION

                LENGTH-OF-SERVICE NONQUALIFIED STOCK OPTION PLAN


                                   SECTION 1.
                                    PURPOSE

   The purpose of this Plan is to promote the interests of the Company by granting Options to purchase Shares to Employees in order (a) to attract and retain Employees, (b) to provide an additional incentive to each Employee to work to increase the value of Shares, and (c) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. This Plan does not provide for the grant of stock options which qualify as incentive options under Section 422 of the Code.

                                   SECTION 2.
                                  DEFINITIONS

   Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

   2.1 BOARD means the Board of Directors of the Company.

   2.2 CODE means the Internal Revenue Code of 1986, as amended.

   2.3 COMMITTEE means the Compensation Committee of the Board.

   2.4 COMMON STOCK means the common stock of the Company, par value $.001 per share.

   2.5 COMPANY means InfoCure Corporation, a Delaware corporation, and any successor to such organization.

   2.6 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

   2.7 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

   2.8 EXERCISE PRICE means the price which shall be paid to purchase one Share upon the exercise of an Option granted under this Plan.

   2.9 FAIR MARKET VALUE of each Share on any date means the price determined below on the last business day immediately preceding the date of valuation:

          (a) The closing sales price per Share, regular way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

          (b) If there is no price as specified in (a), the final reported sales price per Share, or if not reported, the mean of the closing high bid and low asked prices in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

          (c) If there also is no price as specified in (b), the price per Share determined by the Board by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Board shall determine to be appropriate for fairly determining current market value; or

          (d) If there also is no price as specified in (c), an amount per Share determined in good faith by the Board based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.


   2.10  OPTION means a nonqualified stock option granted under this Plan.

   2.11  OPTIONEE means the grantee of an Option.

   2.12 PARENT means any corporation which is a parent of the Company (within the meaning of Code Section 424).

   2.13 PLAN means the InfoCure Corporation Length-of-Service Stock Option Plan, as amended from time to time.

   2.14  SHARE means a share of the Common Stock of the Company.

   2.15 STOCK OPTION GRANT means the written agreement or instrument which sets forth the terms of an Option granted to an Employee under this Plan.

   2.16 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

   2.17 SURRENDERED SHARES means the Shares described in Section 11.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 11.

   2.18 TERMINATION FOR CAUSE shall have the meaning set forth in an applicable written Employment Agreement between the Optionee and the Company or, in the absence thereof, shall mean a termination of employment by the Company for either (i) an act of willful misconduct or gross neglect of duties by or on the part of the employee which damages the Company's business, or (ii) employee's conviction of a felony.

   2.19 YEAR OF SERVICE means a twelve-month period during which an Employee has been employed by the Company, a Parent or a Subsidiary. For purposes of determining the number of Years of Service completed by an Employee, any time during which an Employee was employed by a corporation which has been acquired by the Company, through merger or otherwise, or by a company which has been the target of an acquisition in which InfoCure acquired a Subsidiary, or a predecessor of any such company, shall be treated as employment by the Company.


                                   SECTION 3.
                           SHARES SUBJECT TO OPTIONS

   One hundred fifty thousand (150,000) Shares of Common Stock shall be reserved for issuance under this Plan. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under
Section 11 shall not again become available for use under this Plan.

                                   SECTION 4.
                                 EFFECTIVE DATE

   The effective date of this Plan shall be September 9, 1997, subject, however, to the requirement that the Plan shall be approved by the holders of a majority of shares of Common Stock of the Company within one year of such effective date.

                                   SECTION 5.
                                   Committee

   This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 16) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Employee, and on each other person directly or indirectly affected by such actions. Notwithstanding anything else to the contrary herein, the Board shall have the authority to assume the powers and responsibilities outlined above with respect to the Committee, in whole or in part.

                                   SECTION 6.
                                  ELIGIBILITY

   Only Employees shall be eligible for the grant of Options under this Plan, but no Employee shall have the right to be granted an Option under this Plan merely as a result of his or her status as an Employee. Employees shall be eligible for the grant of Options based on the number of Years of Service which they have completed. Upon completion of each of his or her first five Years of Service, an Employee shall be eligible to receive an Option to purchase 50 Shares. Upon completion of the Employee's sixth Year of Service, an Employee shall be eligible to receive an Option to purchase 350 Shares. Upon completion of each Year of Service after the sixth Year of Service, Employees shall be eligible to receive an Option to purchase 100 Shares.


                                   SECTION 7.
                                GRANT OF OPTIONS

   The Committee, acting pursuant to the procedure established by the Board, shall either grant Options under this Plan, or recommend to the Board that Options be granted under this Plan. In accordance with the procedure established by the Board, the Committee, or the Board, in its absolute discretion, shall grant Options under this Plan from time to time to purchase Shares and, further, shall have the right to grant new Options in exchange for outstanding Options. Each grant of an Option shall be evidenced by a Stock Option Grant and each Stock Option Grant shall:

   1. specify that the Option is not intended to qualify as an incentive stock option under Section 422 of the Code;

   2. provide for four-year cliff vesting of the Option unless the Committee selects a different vesting schedule; and

   3. incorporate such other terms and conditions as the Committee or the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.


                                   SECTION 8.
                                 EXERCISE PRICE

   The Exercise Price for each Share subject to an Option shall be no less than the Fair Market Value of a Share on the date such Option is granted. The Exercise Price shall be payable in full upon the exercise of any Option, and a Stock Option Grant, at the discretion of the Committee or the Board, can provide for the payment of the Exercise Price either in cash or in Shares acceptable to the Committee or the Board, or in any combination of cash and Shares acceptable to the Committee or the Board. Any payment made in Shares shall be treated as equal to the Fair Market Value of such Shares on the date the properly endorsed certificate for such Shares is delivered to the Committee or the Board.

   Notwithstanding the above, and in the sole discretion of the Committee or the Board, an Option may be exercised as to a portion or all (as determined by the Committee or the Board) of the number of Shares specified in the Stock Option Grant by delivery to the Company of a promissory note, such promissory note to be executed by the Optionee and which shall include, with such other terms and conditions as the Committee or the Board shall determine, provisions in a form approved by the Committee or the Board under which (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee or the Board) as the Committee or the Board shall approve and (ii) the Optionee shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                                   SECTION 9.
                                EXERCISE PERIOD

   Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Option Grant, but no Stock Option Grant shall:

       1. make an Option exercisable before the date such Option is granted; or

       2. make an Option exercisable after the earlier of the:

           (a) the date such Option is exercised in full;

           (b) the date which is the tenth (10th) anniversary of the date such Option is granted;

           (c) thirty (30) days following termination of employment; or,

           (d) in the case of a Termination for Cause only, the date of termination of employment.


                                  SECTION 10.
                               NONTRANSFERABILITY

   No Option granted under this Plan shall be transferable by an Employee other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Employee's lifetime only by the Employee, as the case may be. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee.

                                  SECTION 11.
                              SURRENDER OF OPTIONS

   11.1 GENERAL RULE. The Committee or the Board, acting in its absolute discretion, may incorporate a provision in a Stock Option Grant to allow an Employee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

       1. the Fair Market Value of the Shares subject to such Option exceeds the Exercise Price for such Shares, and

       2.   the Option to purchase such Shares is otherwise exercisable.

   11.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Grant to the Committee or the Board, together with a statement signed by the Employee which specifies the number of Shares ("Surrendered Shares") as to which the Employee surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

   11.3 PAYMENT. In exchange for his or her Surrendered Shares, the Employee shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee or the Board, acting in its absolute discretion, can approve or disapprove an Employee's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee or the Board deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's or the Board's discretion) in cash in lieu of any fractional Shares.

   11.4 RESTRICTIONS. Any Stock Option Grant which incorporates a provision to allow an Employee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee or the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                  SECTION 12.
                            SECURITIES REGISTRATION

   Each Stock Option Grant may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Employee shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Grant may also provide that, if so requested by the Company, the Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                  SECTION 13.
                                  LIFE OF PLAN

   No Option shall be granted under this Plan on or after the earlier of:

       1. the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

       2. the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 14.
                                   ADJUSTMENT

   The number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee or the Board shall have the right to adjust the number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of such Options in the event of any corporate transaction (including, without limitation, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation) described in Code Section 424(a) which provides for the substitution or assumption of such Options. If any adjustment under this
Section 14 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section 14 by the Committee or the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                  SECTION 15.
                         SALE OR MERGER OF THE COMPANY

   If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option shall become fully vested and immediately exercisable.


                                   SECTION 16.
                            AMENDMENT OR TERMINATION

   This Plan may be amended by the Committee or the Board from time to time to the extent that the Committee or the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of Shares reserved under
Section 3 except as set forth in Section 14, (2) to extend the maximum life of the Plan under Section 13 or the maximum exercise period under Section 9, (3) to decrease the minimum Exercise Price under Section 8, or (4) to change the designation of Employees eligible for Options under Section 6. The Committee or the Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 14 or Section 15 of this Plan.

                                  SECTION 17.
                                 Miscellaneous

   18.1 SHAREHOLDER RIGHTS. No Employee shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Shares subject to such Option to such Employee.

   18.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to an Employee under this Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Stock Option Grant which evidences his or her Option.

   18.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute an Employee's or full and complete consent to whatever action the Committee or the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Committee or the Board in its discretion deems applicable to such exercise or surrender.

   18.4 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

   18.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware.